July 30, 2015 Unilife Conference Call Exhibit 99.1

2
Cautionary Note Regarding Forward-Looking Statements
This presentation dated July 30, 2015 has been prepared by Unilife Corporation ("Unilife or Company") (NASDAQ: UNIS; ASX: UNIS). Statements
and information in this presentation are current only as at July 30, 2015 and the information in this presentation remains subject to change without notice.
While reasonable care has been taken in relation to the preparation of this presentation, none of the Company, its subsidiaries or their respective directors, officers, employees, contractors, agents, or advisers nor any other person ("Limited Party") guarantees or makes any representations or warranties, express or implied, as to or takes responsibility for, the accuracy, reliability, completeness or fairness of the information, opinions, forecasts, reports, estimates and conclusions contained in this presentation.  No Limited Party represents or warrants that this presentation is complete or that it contains all information about the Company that a prospective investor or purchaser may require in evaluating a possible investment in the Company or acquisition of shares in the Company. To the maximum extent permitted by law, each Limited Party expressly disclaims any and all liability, including, without limitation, any liability arising out of fault or negligence, for any loss arising from the use of or reliance on information contained in this presentation including representations or warranties or in relation to the accuracy or completeness of the information, statements, opinions, forecasts, reports or other matters, express or implied, contained in, arising out of or derived from, or for omissions from, this presentation including, without limitation, any financial information, any estimates or projections and any other financial information derived therefrom.
Certain statements in this presentation constitute forward looking statements and comments about future events, including the Company's expectations about the performance of its businesses.  Such forward looking statements involve known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of the Company and which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. Forward looking statements are provided as a general guide only, and should not be relied on as an indication or guarantee of future performance.  Given these uncertainties,  recipients are cautioned to not place undue reliance on any forward looking statement.  Subject to any continuing obligations under applicable law or
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updates or revisions to any forward looking statements in this presentation to reflect any change in expectations in relation to any forward looking statements or any change in events, conditions or circumstances on which any such statement is based.

Agenda and Introduction
•
Customer programs continue to move forward favorably
•
Manufacturing and selling products across multiple product platforms
•
From a small base, sales of prefilled syringes and wearable injectors are increasing in line with customer ramp schedules
•
Well positioned for continued success through fiscal 2016 and beyond
•
Executing on current long term supply agreements
•
Building strategic relationships with new and existing customers
•
Additional capital available at company’s discretion to prudently support business growth
•
Introducing an entire new category of instant patch pumps for insulin
•
Combines the therapeutic benefits of a pump with the convenience and low cost of a pen
•
Imperium: Prefilled, pre-assembled with insulin supplied ready for compact multi-day wear
•
Enables insulin providers to supply a complete insulin therapy solution directly to the patient
•
With prospective partners, Unilife can enter large, growing markets such as Type 2 diabetes that are under-served due to device complexity, reimbursement constraints and high patient costs
3

Unifill Shipments Increasing to Fulfill Customer Orders
•
500,000 units shipped by end of quarter
•
500,000 units expected to be shipped next
quarter
•
Expanding production capacity to support
scheduled customer orders
•
100MM units annual capacity this year
•
Continued growth over time up to 400MM units
in line with multi-year ramp schedules of
existing customer supply contracts
4
Assembly
line
for
the
Unifill
Finesse™
at
Unilife’s
facility
in
York,
PA
One of Unilife’s
eleven existing clean rooms at its York, PA facility

Wearable Injectors: Shipments to Commence for Scheduled Clinical Trials
•
Continuing to be selected by customers for use
with their large-dose volume therapies
•
Shipments for use in clinical trials scheduled to
commence this quarter
•
Shipments for additional clinical trials by
end of fiscal year
•
Integration into high-speed drug filling and
packaging lines of Cook Pharmica
•
Confirms customers can bring to market
their injectable therapies with wearable
injectors ready for patient self-injection
•
Pre-filled. Pre-assembled. No terminal
sterilization required.
•
Video available on Unilife website
5
Unilife’s
wearable injector primary containers being filled at Cook
The qualification occurred on standard high-speed drug filling lines

Continued Investment in our Production Infrastructure in York, PA
6
Doubling cleanroom space and expanding building footprint to support customer scale-up needs
Installation of additional of cleanroom space in York, PA
Expansion of building footprint underway
Additional cleanrooms to support specific customer needs
Facility expansion to accommodate additional infrastructure

Mr. David Hastings Chief Financial Officer Financial Update

Wearable
injectors
Prefilled
syringes
Auto Injectors
Reconstitution
Ocular delivery
Novel delivery
Market Segment
CAGR
Avg. Device
Unit Price*
Wearable Injectors
50-100%
$25-$35
Prefilled Syringes
8-14%
$0.50-$3
Auto Injectors
18%
Disposable $5-$15
Reusable up to $500
Reconstitution Systems
9%
$5-$50
Ocular Delivery
23%
$40-$200
Novel Delivery
23%
Typically $100+
Market Segments and Product Portfolio for Injectable Drug Delivery
Auto-
Injectors
Wearable
Injectors
Ocular & Novel Delivery
Systems
8
Projected growth in excess of $15B
by 2025
within target market
segments
Size and projected growth for injectable drug
delivery
system
segments
(US$B)
2015
-
2025
These products have not yet been reviewed by the FDA
0
5,000
10,000
15,000
20,000
25,000
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Prefilled Syringes with
Automatic, Integrated Safety
Drug Reconstitution
Delivery Systems
* Roots Research. Wearable Bolus Injectors. 2014.  VisionGain Medical Device Leader Series 2014-2024. Medtronic Investor Day, 2024, and Company estimates.

Market Segment
CAGR
Avg. Device
Unit Price*
Insulin Delivery Devices
5-12%
Durable: up to $7k
Patch: $20 to $50
Wearable Injectors
50-100%
$25-$35
Prefilled Syringes
8-14%
$0.50-$3
Auto Injectors
18%
Disposable $5-$15
Reusable  up to $500
Reconstitution Systems
9%
$5-$50
Ocular Delivery
23%
$40-$200
Novel Delivery
23%
Typically $100+
Prefilled Syringes with
Automatic, Integrated Safety
Drug Reconstitution
Delivery Systems
Ocular & Novel
Delivery Systems
Insulin
Delivery
Market Segments and Product Portfolio for Injectable Drug Delivery
9
Auto-
Injectors
Wearable
Injectors
Wearable
injectors
Prefilled
syringes
Insulin
Devices
Projected growth in excess of $23B
by 2025
*
within target market
segments with insulin delivery
Auto Injectors
Reconstitution
Ocular delivery
Novel delivery
Size and projected growth for injectable drug
delivery
system
segments
(US$B)
2015
-
2025
$-
$5,000
$10,000
$15,000
$20,000
$25,000
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
* Roots Research. Wearable Bolus Injectors. 2014.  VisionGain Medical Device Leader Series 2014-2024. Medtronic Investor Day, 2024, and Company estimates.

Diabetes is a Global Epidemic
“As many as one in three American adults will have diabetes in 2050 if present trends continue”
American Diabetes Association Fact Sheet, June 2014
Global Diabetes Prevalence
Staggering
#
•
1
in 11 adults (18+ years) has diabetes
•
Every
7
seconds,
1
person
dies
from
diabetes
Global and U.S.
Costs of Diabetes
•
11.6% of total world healthcare expenditure is on
diabetes –
Totaling over $600 Billion
#
•
Total U.S. cost up 48% in 5 years to $322 Billion*
•
Avg. burden for each American exceeds $1,000*
Type 2 Diabetes
Overwhelming Majority
•
90–95% of patients have Type 2 Diabetes
•
1 in 10 U.S. adults has Type 2 Diabetes
•
Technology
and innovation have traditionally
focused on Type 1 Population
10
#
IDF
Diabetes
Atlas.
2014
*
Dall,
T.
Economic
Burden
of
Elevated
Blood
Glucose
Levels
in
2012.
Diabetes
Care.
Vol.
37.
Dec
2014.

Type 2 Diabetes Population: Underserved and Ready for New Technology
Better Patient Outcomes Possible
But Not Achieved Through Current Therapeutic Offerings
-
T2D Population Unaccepting of Traditional Pump Technology
-
More than 95% of all insulin dependent T2D patients use a
vial/syringe or insulin pen due to durable pump challenges:
1.
Expensive with upfront costs up to $7,000
2.
High ongoing costs (infusion sets / other peripherals)
3.
Multiple steps to begin therapy
4.
Bulky size
5.
Complex (requires hand-held external controls and
extensive training)
-
Type 2 Therapy Adherence is Low
-
HALF of T2D patients on insulin uncontrolled (A1C > 7%)
#
-
72% of physicians report patients do not take insulin as
prescribed, with avg. missing injections 4-6 days per month*
-
Injections missed due to patients:
1.
Being too busy
2.
Traveling
3.
Stressed by therapy
4.
Fearing pain of
frequent injections
5.
Embarrassed to
inject in public
Uncontrolled Multiple Daily Injectors (MDI)
Population (U.S. & E.U.)
3 million MDI diabetes patients
uncontrolled (2015)
8 million projected MDI
diabetes patients
uncontrolled
(2035)
Improved Therapy Needed
6.4% CAGR
2.0% CAGR
T1D
T2D
20MM Insulin-Dependent Patients Worldwide
Two-Thirds in the U.S. and Europe
29% of U.S. diabetes
patients on insulin (CDC)
11
#  Sanofi Thematic Call on Diabetes. June 16, 2014.
* Peyrot, M. Diabetes Care. Insulin adherence behaviors and barriers in the multinational Global Attitudes of Patients and
Physicians in Insulin Therapy study. 2023, May. 29(5)
1.3
5.3
1.4
5.5
0
2
4
6
8
10
12
E.U.
U.S.

(IMS Health and Analyst Data)
Economic Opportunity for Primary Market Category
T2D Uncontrolled MDI
2020
2025
2030
Patients
4,078,000
5,235,000
6,565,000
Market Share
Potential Revenue
5%
$299
Million
$383
Million
$481
Million
10%
$597
Million
$766
Million
$961
Million
15%
$895
Million
$1.150
Billion
$1.442
Billion
20%
$1.194 Billion
$1.533 Billion
$1.922 Billion
25%
$1.493
Billion
$1.916 Billion
$2.403 Billion
30%
$1.791
Billion
$2.299
Billion
$2.883
Billion
35%
$2.090
Billion
$2.682
Billion
$3.364
Billion
40%
$2.388 Billion
$3.066
Billion
$3.845
Billion
2.9
5.2
8.0
2.5
4.6
7.1
1.0
1.2
1.5
1.1
1.2
1.1
0
2
4
6
8
10
12
14
16
18
20
2015
2025
2035
Addressable Diabetes Populations
Millions of Patients in U.S. and E.U.
T1D
Uncontrolled
MDI
CSII
T2D Controlled
MDI
Primary Target Market Segment
12
T2D
Uncontrolled
MDI

Economic Opportunity Growth with Other Segments
T1D Uncontrolled MDI and CSII
2020
2025
2030
Patients
2,274,000
2,392,000
2,516,000
Market Share
Potential Revenue
5%
$166 Million
$175
Million
$184
Million
10%
$333 Million
$350
Million
$368
Million
15%
$499 Million
$525 Million
$552
Million
20%
$666 Million
$700 Million
$737
Million
25%
$832 Million
$875
Million
$921 Million
30%
$999 Million
$1.050
Billion
$1.105
Billion
35%
$1.165 Billion
$1.126
Billion
$1,289
Billion
40%
$1.331
Billion
$1.401
Billion
$1.473
Billion
T2D Controlled MDI
2020
2025
2030
Patients
3,616,000
4,642,000
5,822,000
Market Share
Potential Revenue
5%
$265
Million
$340
Million
$426
Million
10%
$529 Million
$680
Million
$852
Million
15%
$794
Million
$1.019 Billion
$1.279
Billion
20%
$1.059 Billion
$1.359 Billion
$1.705 Billion
25%
$1.324
Billion
$1.699 Billion
$2.131 Billion
30%
$1.588
Billion
$2.039
Billion
$2.557
Billion
35%
$1.853 Billion
$2.379
Billion
$2.983
Billion
40%
$2.118 Billion
$2.719
Billion
$3.409
Billion
Tertiary Target Market Segment
Secondary Target Market Segment
13

•
Bulky
•
High upfront cost
-
$4,000 to $7,000
plus monthly costs
•
Complex to operate
•
Preparation
time
to
therapy
–
fill
with insulin, change infusion sets
Current Insulin Devices Fail to Meet Needs of Type 2 Patients
A Product is Needed that Provides
the Convenience, Simplicity, and Cost of an Insulin Pen
with the Therapeutic Benefits of an Insulin Pump
Cost
Complexity
Inconvenience
•
Multiple pieces of equipment
•
Preparation time and risk of dosing
error
•
Low use rate outside
home
•
Frequent needle
sticks
•
Disciplined dosing schedule required
to maintain therapy adherence
•
Some patients require use of
multiple pens per day
•
Low use-rate
outside home
•
Preparation time
-
fill with insulin
•
Risk dosing error -
fill with incorrect
insulin concentration
•
Costs not at parity with Pens
•
Handheld
controller
typicallyrequired
Multiple Daily Injections (MDI)
Syringe / Vial              Insulin Pens
Durable Pump
&
Infusion Sets
Continuous Subcutaneous
Insulin Infusion (CSII)
Patch Pumps
14
Insulin
pumps
Syringe /
Vial
Insulin
Pens
Patch
pumps

Key Technology Drivers in Insulin Delivery Market
•
Simplify the steps to control the blood glucose
level
•
Lower the barriers to therapy adoption and
compliance
Reduce
Complexity
•
Decrease diabetes treatment burden by
improving therapy delivery and minimize
patient health risk
•
Prevent acute clinical events related to lack of
glycemic control
Empower
Patients
•
Reduce bulk and cost of overheads (syringes,
vials or extra pens)
•
Remove reimbursement constraints to
continuous subcutaneous insulin infusion
therapy
Minimize
Upfront and
Add-On Cost
•
Leverage established channels to minimize no
sales, marketing, commercial development,
reimbursement, and clinical support costs
Existing Sales
and
Distribution
Channels
Driving market needs
for a new device
category of instant
patch pumps for
insulin
15

Introducing Imperium™
16
Delivering
the
therapeutic
advantages
of
a
pump,
with the simplicity and cost of a pen
Criteria for an Instant Patch Pump for Insulin
1.
Prefilled and pre-assembled with standard insulin cartridge
2.
Fully functional stand-alone device (no ancillary equipment)
3.
No priming required by patients
4.
Single push button mechanism to immediately begin therapy
5.
Fully disposable

Imperium™ Platform –
Features and Benefits for Patients
Minimal Steps to Therapy
Supplied ready for use in a fully integrated system that is
prefilled with insulin. Just peel, stick and click.
Simple User Interface
A preset basal rate with on-demand bolus via a simple
push of the button. No handheld controller required.
Convenient, Extended Wear
Highly compact in size for comfortable, discreet multi-day
water-proof wear and convenient needle-free disposal
Smart-Enabled Connectivity
Wireless connectivity enables integration with smart-
phone apps for patient reminders and status updates.
17

Simple Steps of Use to Begin Therapy Peel liner from device Apply device to body Push button to start basal therapy Peel. Stick. Click. 18

19
Insulin Pens
Insulin Pumps*
Comparing Steps to Therapy vs. Insulin Pens and Disposable Pumps
Imperium
1
Piece of equipment
2
Pieces of equipment
4+
Pieces of equipment
3
Steps to insulin therapy
12+
Steps per insulin injection
20+
Steps to insulin therapy
* Including market-leading
insulin patch pump

Simple Steps of Use for Bolus Delivery Press and Hold. Click. Press and hold button to enter bolus mode Click the button for bolus infusion Press and hold button to exit bolus mode Press and Hold. 20

Additional Features and Benefits for Insulin Providers
Concentrated Insulins
Prefilled, high-precision device capable of delivering
highly concentrated insulins up to U-500
Standard Fill and Materials
Uses standard materials and integrates into established
filling processes and equipment
Attractive for Reimbursement
Fits within therapy reimbursement model and priced
significantly lower than competitive pump devices
Highly Differentiated
Visually distinctive look and feel customized to
specific brand to differentiate insulin therapy from
competition
U-100
U-300
U-500
21

Fits Seamlessly into Standard Fill Lines and Distribution Channels
Fully
aligned
with
Unilife’s
B2B
Model
for
predictable
revenue
and
attractive
operating
margins
22
Fill
•
Fill cartridge with
insulin using standard
filling equipment
Finish
•
Finish device using
industry standard
processes
Ship
•
Ship Imperium, pre-
filled with insulin, via
established channels
Unilife
•
Supply sub-assemblies
to customer (no
terminal sterilization)
Customer
•
Utilization of preferred
component materials
and standard filling and
packaging processes
Pharmacy
•
Imperium, pre-filled
with insulin, available
for patient pick-up
Patient
•
Remove Imperium from
package, apply onto
body and activate to
begin insulin therapy

Questions 23